                                                                Exhibit 10.14


                                 LEASE AMENDMENT

         This Lease Amendment is entered into this 4th day of March, 1996, by and between M/I OFFICE DEVELOPMENT COMPANY, an Ohio general partnership ("Landlord"), and M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation ("Tenant").

                                        W I T N E S S E T H: That,

         WHEREAS, Landlord and Tenant have entered into a certain Lease dated August 2, 1992 (the "Lease"), regarding the office building and land commonly known as 1855 East Dublin-Granville Road, Columbus, Ohio; and

         WHEREAS, Landlord and Tenant now desire to amend the Lease to provide termination rights as described below.

         NOW, THEREFORE, in consideration of the mutual convenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the terms of the Lease as follows:

         1. Landlord and Tenant shall each have the right to terminate the Lease, provided such termination shall not become effective before September 30, 1996. The party exercising such right of termination shall exercise such right of termination, if at all, by delivering to the other party, at any time after September 1, 1996, not less than thirty (30) days prior written notice of its intent to terminate the Lease.

         2. Except as herein amended and modified, all terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective the date first set forth above.

                     LANDLORD:

                     M/I OFFICE DEVELOPMENT COMPANY,
                              an Ohio general partnership

                              BY:  M L Schottenstein Marital Trust,
                                       ITS:  general partner

                                       BY: /S/  Lenore Schottenstein
                                           -------------------------------
                                                Lenore Schottenstein
                                                ITS:  Trustee

                                       BY: /S/  Eric Schottenstein
                                           -------------------------------
                                                Eric Schottenstein
                                                ITS:  Trustee

                                       BY: /S/  Holly S. Kastan
                                           -------------------------------
                                                Holly S. Kastan
                                                ITS:  Trustee

                           BY: IRVING AND FRANKIE SCHOTTENSTEIN 1994 TRUST U/A, dated December 22, 1994, its general partner

                                       BY:/S/  Irving E. Schottenstein
                                          --------------------------------
                                                Irving E. Schottenstein
                                                ITS:  Trustee

                           TENANT:

                           M/I SCHOTTENSTEIN HOMES, INC.
                                 an Ohio corporation

                                 BY:  /S/
                                           -------------------------------
                                 ITS: /S/
                                           -------------------------------